UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)      (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: November 30, 2013

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2013 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

97.8%	Common Stock	211,908,570	229,375,896
0.1%	Short-Term Investments	363,794	363,794

97.9%	Total Investments	212,272,364	229,739,690
2.1%	Other Assets and Liabilities, Net		4,825,519

100.0%	Net Assets		234,565,209

	Number	Value
Security	of Shares	($)

Common Stock 97.8% of net assets

Australia 5.2%

Real Estate 5.2%
Abacus Property Group	249,889	514,772
Australand Property Group	386,065	1,320,011
CFS Retail Property Trust Group	309,900	578,487
Commonwealth Property Office Fund	2,202,814	2,544,150
Dexus Property Group	428,827	406,820
GPT Group	455,496	1,482,334
Investa Office Fund	189,300	537,041
Westfield Group	232,924	2,202,585
Westfield Retail Trust	909,041	2,521,031

		12,107,231

Austria 2.7%

Real Estate 2.7%
Conwert Immobilien Invest SE *	84,100	1,068,337
Immofinanz AG *	1,107,500	5,302,833

		6,371,170

Brazil 1.0%

Consumer Durables & Apparel 0.5%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	189,500	1,282,682

Real Estate 0.5%
BR Properties S.A.	134,400	1,108,364

		2,391,046

Canada 3.8%

Real Estate 3.8%
Boardwalk Real Estate Investment Trust	50,279	2,798,930
Canadian Apartment Properties Real Estate Investment Trust	184,314	3,556,009
Cominar Real Estate Investment Trust	94,900	1,613,894
Morguard Real Estate Investment Trust	21,300	327,152
RioCan Real Estate Investment Trust	27,700	642,349

		8,938,334

Chile 0.4%

Real Estate 0.4%
Parque Arauco S.A.	478,129	839,335

China 2.2%

Real Estate 2.2%
Agile Property Holdings Ltd.	820,000	911,615
C C Land Holdings Ltd.	893,000	236,949
Guangzhou R&F Properties Co., Ltd., Class H	822,000	1,318,335
Soho China Ltd.	2,853,500	2,577,146

		5,044,045

Finland 0.4%

Real Estate 0.4%
Sponda Oyj	153,485	758,478
Technopolis Oyj	45,400	272,668

		1,031,146

France 1.5%

Real Estate 1.5%
Unibail-Rodamco SE	13,437	3,508,244

Germany 3.0%

Real Estate 3.0%
Alstria Office REIT AG *	86,639	1,091,547
Deutsche Euroshop AG	47,800	2,122,308
Deutsche Wohnen AG	53,910	1,082,645
DIC Asset AG	60,800	548,931
Patrizia Immobilien AG *	82,500	922,753
TAG Immobilien AG	102,600	1,202,550

		6,970,734

Hong Kong 7.6%

Real Estate 7.6%
China Overseas Land & Investment Ltd.	804,800	2,500,749
Henderson Land Development Co., Ltd.	147,100	858,483

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Hysan Development Co., Ltd.	976,700	4,533,963
Kerry Logistics Network Ltd. (c)	432,100	451,466
Kerry Properties Ltd.	864,200	3,427,406
Swire Properties Ltd.	1,521,400	4,089,128
The Link REIT	376,800	1,841,103

		17,702,298

India 0.1%

Real Estate 0.1%
Indiabulls Real Estate Ltd.	298,091	328,507

Indonesia 0.7%

Real Estate 0.7%
PT Pakuwon Jati Tbk	41,604,000	866,991
PT Summarecon Agung Tbk	8,744,800	656,696

		1,523,687

Israel 0.7%

Real Estate 0.7%
Azrieli Group	51,706	1,703,595

Japan 13.5%

Real Estate 13.5%
Aeon Mall Co., Ltd.	53,130	1,527,618
Daiwa House Industry Co., Ltd.	84,300	1,641,069
Global One Real Estate Investment Corp.	100	642,483
GLP J-REIT	800	799,429
Goldcrest Co., Ltd.	40,700	1,039,631
Hankyu REIT, Inc.	100	529,690
Japan Hotel REIT Investment Corp.	3,043	1,434,382
Japan Logistics Fund, Inc.	229	2,229,322
Kenedix Realty Investment Corp.	200	930,769
Mitsubishi Estate Co., Ltd.	262,321	7,290,730
Mitsui Fudosan Co., Ltd.	202,500	6,886,947
Nippon Accommodations Fund, Inc.	179	1,219,577
Orix J-REIT, Inc.	1,450	1,805,966
Sumitomo Realty & Development Co., Ltd.	79,000	3,752,945

		31,730,558

Philippines 0.5%

Real Estate 0.5%
Megaworld Corp.	15,881,000	1,259,004

Singapore 4.9%

Real Estate 4.9%
CapitaCommercial Trust	2,587,200	3,056,698
CapitaLand Ltd.	505,000	1,218,440
CDL Hospitality Trusts	1,140,200	1,474,547
Global Logistic Properties Ltd.	597,300	1,401,927
Mapletree Greater China Commercial Trust	1,064,000	750,006
UOL Group Ltd.	508,600	2,516,707
Wing Tai Holdings Ltd.	715,000	1,138,323

		11,556,648

South Africa 0.2%

Real Estate 0.2%
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,157,811	448,885

Sweden 0.8%

Real Estate 0.8%
Fastighets AB Balder, B Shares *	70,603	644,878
Hufvudstaden AB, A Shares	92,454	1,197,291

		1,842,169

Thailand 0.4%

Real Estate 0.4%
Central Pattana PCL	766,400	1,032,289

Turkey 0.7%

Real Estate 0.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	616,799	805,894
Is Gayrimenkul Yatirim Ortakligi A/S	1,208,713	841,341

		1,647,235

United Arab Emirates 0.7%

Real Estate 0.7%
Emaar Properties PJSC	905,100	1,549,363

United Kingdom 6.2%

Consumer Services 0.4%
Millennium & Copthorne Hotels plc	92,059	880,115

Real Estate 5.8%
British Land Co., plc	138,840	1,386,561
Grainger plc	259,700	852,641
Hammerson plc	137,912	1,150,292
Intu Properties plc	106,900	561,588
Land Securities Group plc	416,402	6,486,430
Safestore Holdings plc	108,100	281,245
Segro plc	537,356	2,938,203

		13,656,960

		14,537,075

United States 40.6%

Consumer Durables & Apparel 0.5%
Lennar Corp., Class A	34,300	1,226,568

Consumer Services 0.7%
Marriott International, Inc., Class A	33,300	1,565,766

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Real Estate 39.4%
American Assets Trust, Inc.	100,500	3,134,595
AvalonBay Communities, Inc.	9,324	1,105,453
BioMed Realty Trust, Inc.	214,300	3,981,694
Boston Properties, Inc.	13,251	1,318,342
Chesapeake Lodging Trust	27,700	661,199
CubeSmart	14,400	233,568
Duke Realty Corp.	97,480	1,479,746
DuPont Fabros Technology, Inc.	33,700	790,939
EPR Properties	21,200	1,066,148
Equity Lifestyle Properties, Inc.	41,600	1,476,800
Equity Residential	60,900	3,138,786
Essex Property Trust, Inc.	31,066	4,716,129
Excel Trust, Inc.	30,400	356,288
Extra Space Storage, Inc.	57,100	2,393,632
Federal Realty Investment Trust	2,300	238,096
First Industrial Realty Trust, Inc.	191,900	3,350,574
General Growth Properties, Inc.	52,100	1,081,075
HCP, Inc.	120,848	4,443,581
Home Properties, Inc.	27,800	1,461,724
Host Hotels & Resorts, Inc.	213,253	3,925,988
LaSalle Hotel Properties	18,408	576,539
Lexington Realty Trust	103,300	1,060,891
Mack-Cali Realty Corp.	98,100	1,997,316
National Retail Properties, Inc.	25,700	815,975
Prologis, Inc.	70,071	2,657,793
Public Storage	8,000	1,221,600
Rayonier, Inc.	20,200	891,022
Realty Income Corp.	16,000	609,760
Senior Housing Properties Trust	61,700	1,397,505
Simon Property Group, Inc.	69,581	10,426,713
SL Green Realty Corp.	67,500	6,106,725
Sunstone Hotel Investors, Inc.	303,600	3,968,052
Tanger Factory Outlet Centers, Inc.	129,200	4,272,644
Taubman Centers, Inc.	12,600	823,788
The Macerich Co.	46,800	2,664,792
UDR, Inc.	140,503	3,269,505
Ventas, Inc.	117,667	6,687,016
Vornado Realty Trust	30,922	2,718,971

		92,520,964

		95,313,298

Total Common Stock
(Cost $211,908,570)		229,375,896

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Singapore Dollar
0.01%, 12/02/13	33,867	26,989
DNB
US Dollar
0.03%, 12/02/13	278,805	278,805

		305,794

U.S. Treasury Bill 0.0%
U.S. Treasury Bill
0.01%, 12/19/13 (a)(b)	58,000	58,000

Total Short-Term Investments
(Cost $363,794)		363,794

End of Investments.

At 11/30/13, the tax basis cost of the fund’s investments was $213,838,094 and the unrealized appreciation and depreciation were $25,987,971 and ($10,086,375), respectively, with a net unrealized appreciation of $15,901,596.

As of 11/30/13, the values of certain foreign securities held by the fund aggregating $118,315,783 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 11/30/13:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contract
S&P 500 Index, e-mini, Long, expires 12/20/13	5	451,025	33,078

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures and forward foreign currency exchange contracts: Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

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Portfolio Holdings (Unaudited) continued

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of November 30, 2013:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$80,171,456	$—	$80,171,456
Brazil[1]	2,391,046	—	—	2,391,046
Canada[1]	8,938,334	—	—	8,938,334
Chile[1]	839,335	—	—	839,335
Finland
Real Estate	272,668	758,478	—	1,031,146
Germany
Real Estate	1,091,547	5,879,187	—	6,970,734
Hong Kong
Real Estate	—	17,250,832	451,466	17,702,298
South Africa[1]	448,885	—	—	448,885
Thailand[1]	1,032,289	—	—	1,032,289
United Kingdom[1]	—	880,115	—	880,115
Real Estate	281,245	13,375,715	—	13,656,960
United States[1]	95,313,298	—	—	95,313,298
Short-Term Investments[1]	—	363,794	—	363,794

Total	$110,608,647	$118,679,577	$451,466	$229,739,690

Other Financial Instruments
Futures Contract[2]	$33,078	$—	$—	$33,078

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

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Portfolio Holdings (Unaudited) continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	February 28,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	November 30,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2013

Common Stock
Hong Kong	$—	$—	$451,466	$—	$—	$—	$—	$451,466

Total	$—	$—	$451,466	$—	$—	$—	$—	$451,466

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,087,031 from Level 2 to Level 1 for the period ended November 30, 2013. The transfers between Level 2 and Level 1 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

REG406025NOV13

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Schwab Investments

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	January 14, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	January 14, 2014

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	January 14, 2014